SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): November 5, 2001

                           First Commerce Corporation
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                  032807                   56-1935480
 ------------------------          --------------         ---------------------
(State or other jurisdiction        (Commission)           (IRS Employer
  of incorporation)                  File Number)           Identification No.)




                            301 South McDowell Street
                                    Suite 100
                         Charlotte, North Carolina 28204
                         -------------------------------
                    (Address of principal executive offices)



                                 (704) 945-6565
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On November 5, 2001 First Commerce Corporation (the "Company") issued a press release which announced a 10% stock dividend, payable on November 23, 2001 to record holders as of November 13, 2001. Stockholders of record will receive cash in lieu of any fractional shares to which they otherwise would be entitled in an amount equal to the closing price of one share of the Company's common stock on November 14, 2001 multiplied by the applicable fraction of a share to which such stockholder would otherwise be entitled.

         A copy of the Bank's press release of November 5, 2001, reporting the stock dividend is attached hereto as Exhibit (99) and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         (99)     Press Release of First Commerce Corporation, November 5, 2001.

                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST COMMERCE CORPORATION


Date: November 5, 2001                    By: /s/ Wesley W. Sturges
                                              --------------------------------
                                              Wesley W. Sturges, President and
                                              Chief Executive Officer





                                        2

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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

  (99)            Press Release of First Commerce Bank, dated November 5, 2001







                                           3

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